UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 13, 2024

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    On March 13, 2024, Blue Bird Corporation (the “Company”) held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the record date of January 16, 2024, there were 32,198,592 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, a total of 28,296,911 shares, or 87.88 % of the outstanding shares of common stock, were voted by proxy or in person.

(b)    The following matters were voted upon by stockholders at the annual meeting:

(1) Proposal One - Election of Directors. Two nominees for election as directors to Class I of the Company’s classified board were elected for three-year terms (until the 2027 annual meeting), with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Gurminder S. Bedi	2027	24,594,585	0	453,120	0
Kevin Penn	2027	19,954,514	0	5,093,191	0

The terms of the following Class II directors will continue until the 2025 annual meeting of stockholders: Mark Blaufuss, Julie A. Fream and Simon J. Newman. The terms of the following Class III directors will continue until the 2026 annual meeting of stockholders: Douglas Grimm, Philip Horlock and Dan Thau.

(2) Proposal Two - Ratification of Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2024.
Proposal Two was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,434,049	283,633	579,229	0

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted Scartz
Name:	Ted Scartz
Title:	Senior Vice President and General Counsel
Dated: March 13, 2024